United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 8, 2003
(Date of earliest event reported)

Equity Marketing, Inc.

(Exact name of registrant as specified in its charter)

Delaware	23346	13-3534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of principal executive offices, including zip code)

(323) 932-4300
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure

     On October 8, 2003, Equity Marketing, Inc. issued a press release announcing the resignation of its Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

99.1	Press release of Equity Marketing, Inc. issued October 8, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Dated: October 9, 2003	By:	/S/ TERESA L. TORMEY

Teresa L. Tormey Senior Vice President, General Counsel and Secretary

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